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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints William W. Winspear, Robert L. Winspear, James E. O'Bannon and Randolph D. Addison, Jr. and each of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer or both, as the case may be, of Associated Materials Incorporated (the "Corporation") a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act, shares of the Corporation's Common Stock, par value $.0025 per share, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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
               /s/ WILLIAM W. WINSPEAR                                /s/ ROBERT L. WINSPEAR
-----------------------------------------------------  -----------------------------------------------------
                 William W. Winspear                                    Robert L. Winspear

               /s/ RICHARD I. GALLAND                                  /s/ DONALD L. KAUFMAN
-----------------------------------------------------  -----------------------------------------------------
                 Richard I. Galland                                      Donald L. Kaufman

                 /s/ JAMES F. LEARY                                     /s/ ALAN B. LERNER
-----------------------------------------------------  -----------------------------------------------------
                   James F. Leary                                         Alan B. Lerner

                   /s/ A. A. MEITZ                                      /s/ GARY D. TRABKA
-----------------------------------------------------  -----------------------------------------------------
                     A. A. Meitz                                          Gary D. Trabka
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Dated: November 25, 1997